UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2019

US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11688	95-3889638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 S. Capitol Blvd. Suite 1000
Boise, Idaho		83702
(Address of principal executive offices)		(Zip Code)

(208) 331-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ECOL	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders (“Special Meeting”) of US Ecology, Inc. (“Company”) was held on October 23, 2019. The Company’s stockholders approved each of the proposals described in the Company’s definitive merger proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on September 19, 2019 (the “Proxy Statement”).

The proposals below are described in the Company’s Proxy Statement. Of the 22,080,545 shares outstanding and entitled to vote at the Special Meeting, 19,624,394 shares were represented at the Special Meeting in person or by proxy. The final results for each of the matters submitted to a vote of stockholders at the Special Meeting are as follows:

(i)	US Ecology Merger Agreement Proposal – The Company’s stockholders voted to approve the Agreement and Plan of Merger, dated as of June 23, 2019 (as it may be amended from time to time, the "Merger Agreement"), by and among the Company, US Ecology Parent, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Holdco"), Rooster Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdco, ECOL Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdco, and NRC Group Holdings Corp. (such transactions contemplated therein, the "Mergers"). The voting results were 19,545,688 shares “FOR,” 36,114 shares “AGAINST” and 42,592 shares “ABSTAIN.”

(ii)	Holdco Stock Issuance Proposal – The Company’s stockholders voted to approve the issuance of the shares of Holdco common stock, par value $0.01, to be issued in connection with the Mergers. The voting results were 19,544,596 shares “FOR,” 36,489 shares “AGAINST” and 43,309 shares “ABSTAIN.”

(iii)	Holdco Charter Amendment Proposal – The Company’s stockholders voted to approve a proposal to add certain provisions to the charter of Holdco that will be in effect after completion of the Mergers and that are not in the current charter of the Company. The voting results were 19,542,360 shares “FOR,” 36,620 shares “AGAINST” and 45,414 shares “ABSTAIN.”

As there were sufficient votes to approve the proposals described in the Proxy Statement, a fourth proposal to adjourn the Special Meeting to permit solicitation of additional proxies was not needed.

Item 8.01	Other Events

On October 23, 2019, the Company issued a press release announcing the approval of the Merger Proposal by the stockholders of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Press release issued by the Company on October 23, 2019.

104	Cover Page Interactive Data File (embedded within the lnline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US Ecology, Inc.
(Registrant)

Date: October 23, 2019	By:	/S/ Eric L. Gerratt
Eric L. Gerratt
Executive Vice President and Chief Financial Officer